SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 3, 2004

                                 Date of Report
                        (Date of earliest event reported)

                       ADVANCIS PHARMACEUTICAL CORPORATION
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-50414                  52-2208264
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

            20425 Seneca Meadows Parkway, Germantown, Maryland 20876
         --------------------------------------------------------------
               (Address of Principal Executive Offices)      (ZIP Code)

       Registrant's telephone number, including area code: (301) 944-6600

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

      On December 3, 2004, Advancis Pharmaceutical Corporation and Ceph International Corporation ("Ceph"), a wholly-owned subsidiary of MOVA
Pharmaceutical Corporation, entered into a Commercial Supply Agreement under which Ceph will manufacture cephalexin for Advancis. Under the terms of the agreement, Ceph will manufacture cephalexin products for sale by Advancis under Advancis' Keflex brand. The initial term of the agreement is five years. The agreement is renewable automatically thereafter on an annual basis. The agreement may be terminated by either party for material breach and for other customary reasons, but may not be terminated for convenience. A copy of the press release announcing the agreement is furnished as Exhibit 99.1 to this Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

      Exhibit      Description
      -------      -----------
      99.1         Press Release issued December 9, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCIS PHARMACEUTICAL CORPORATION

Date: December 9, 2004                      By: /s/ Steven A. Shallcross
                                                --------------------------------
                                                Steven A. Shallcross
                                                Senior Vice President and Chief
                                                   Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.         Description

Exhibit 99.1        Press Release issued December 9, 2004.